EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF CIVEO CORPORATION

PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the twelve month period ended December 31, 2015 filed with the Securities and Exchange Commission (the “Report”), I, Frank C. Steininger, Senior Vice President, Chief Financial Officer and Treasurer of Civeo Corporation (the “Company”), hereby certify, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Frank C. Steininger
Name: Frank C. Steininger
Date: February 26, 2016